                                                                    EXHIBIT 11.1


                       COMPUTATION OF PER SHARE EARNINGS

                                                                        WEIGHTED             EARNINGS
                                                                         AVERAGE              (LOSS)
                                                  SHARES                  # OF                 PER
                                                OUTSTANDING              SHARES               SHARE
                                                -----------             --------             --------
 BASIC
 Shares of Common Stock outstanding
   at December 31, 1998                         75,170,692            75,126,209
                                               -----------           -----------
 Income from continuing operations                                                         163,000,000
                                                                                          ------------
 Weighted averages shares outstanding                                                       75,126,209
 Basic earnings per share                                                                         2.17

 Net income                                                                                164,000,000
                                                                                          ------------
 Weighted averages shares outstanding                                                       75,126,209
 Basic earnings per share                                                                         2.18

 Shares of Common Stock outstanding
   at December 31, 1998                         75,170,692            75,170,692

 Shares repurchased:
   January                                         (82,800)              (82,800)
   February                                     (1,240,300)           (1,136,942)
   March                                        (1,449,500)           (1,207,917)
   April                                          (639,000)             (479,250)
   May                                          (2,125,100)           (1,416,733)
   June                                         (1,651,100)             (963,142)
   July                                           (435,200)             (217,600)
   August                                       (1,270,600)             (529,417)
   October                                         (10,594)               (2,648)
 Shares issued:
   April                                             6,000                 4,500
   June                                              3,000                 1,750
   August                                            8,960                 3,733
   October                                         201,773                50,443
                                                     5,868                 1,467
   November                                          9,000                 1,500
   December                                          7,468                   622
                                               -----------           -----------
 Shares of Common Stock outstanding
   at December 31, 1999                         66,508,567            69,198,258
                                               ===========           ===========

 Loss from continuing operations                                                          (326,000,000)
                                                                                          ------------
 Weighted averages shares outstanding                                                       69,198,258
 Basic loss per share                                                                            (4.72)

 Net loss                                                                                 (288,000,000)
                                                                                          ------------
 Weighted averages shares outstanding                                                       69,198,258
 Basic loss per share                                                                            (4.16)

 Shares of Common Stock outstanding
   at December 31, 1999                         66,508,567            66,508,567

 Shares repurchased:
   March                                        (1,382,300)           (1,151,916)
   April                                          (100,000)              (75,000)
   May                                            (853,000)             (568,667)
   June                                         (1,164,700)             (679,408)
 Shares issued:
   January                                          10,594                10,594
   February                                        220,378               202,013
   May                                               5,000                 3,333
   October                                         198,057                49,514
                                                     8,100                 2,025
   December                                         42,479                 3,539
                                               -----------           -----------
 Shares of Common Stock outstanding
   at December 31, 2000                         63,493,175            64,304,594
                                               ===========           ===========

 Income from continuing operations                                                         122,000,000
                                                                                          ------------
 Weighted averages shares outstanding                                                       64,304,594
 Basic earnings per share                                                                         1.90

 Net income                                                                                122,000,000
                                                                                          ------------
 Weighted averages shares outstanding                                                       64,304,594
 Basic earnings per share                                                                         1.90

                       COMPUTATION OF PER SHARE EARNINGS

                                                                        WEIGHTED             EARNINGS
                                                                         AVERAGE              (LOSS)
                                                  SHARES                  # OF                 PER
                                                OUTSTANDING              SHARES               SHARE
                                                -----------             --------             --------
 DILUTED
 Shares of Common Stock outstanding
   at December 31, 1998                         78,133,001            75,696,648
                                                ----------            ----------
 Income from continuing operations                                                         163,000,000
                                                                                           -----------
 Weighted averages shares outstanding                                                       75,696,648
 Basic earnings per share                                                                         2.15

 Net income                                                                                164,000,000
                                                                                           -----------
 Weighted averages shares outstanding                                                       75,696,648
 Basic earnings per share                                                                         2.17

 Shares of Common Stock outstanding
   at December 31, 1998                         75,170,692            75,170,692

 Shares repurchased:
   January                                         (82,800)              (82,800)
   February                                     (1,240,300)           (1,136,942)
   March                                        (1,449,500)           (1,207,917)
   April                                          (639,000)             (479,250)
   May                                          (2,125,100)           (1,416,733)
   June                                         (1,651,100)             (963,142)
   July                                           (435,200)             (217,600)
   August                                       (1,270,600)             (529,417)
   October                                         (10,594)               (2,648)
 Shares issued:
   April                                             6,000                 4,500
   June                                              3,000                 1,750
   August                                            8,960                 3,733
   October                                         201,773                50,443
                                                     5,868                 1,467
   November                                          9,000                 1,500
   December                                          7,468                   622
 Options                                           538,000                 -
 Time vested restricted stock                      396,128                 -
 Performance based restricted stock              1,816,096                 -

 Shares of Common Stock outstanding           ------------         -------------
   at December 31, 1999                         69,258,791            69,198,258
                                              ============         =============

 Loss from continuing operations                                                          (326,000,000)
                                                                                          ------------
 Weighted averages shares outstanding                                                       69,198,258
 Diluted loss per share                                                                          (4.71)

 Net loss                                                                                 (288,000,000)
                                                                                          ------------
 Weighted averages shares outstanding                                                       69,198,258
 Diluted loss per share                                                                          (4.15)

 Shares of Common Stock outstanding
   at December 31, 1999                         66,508,567            66,508,567

 Shares repurchased:
   March                                        (1,382,300)           (1,151,916)
   April                                          (100,000)              (75,000)
   May                                            (853,000)             (568,667)
   June                                         (1,164,700)             (679,408)
 Shares issued:
   January                                          10,594                10,594
   February                                        220,378               202,013
   May                                               5,000                 3,333
   October                                         198,057                49,514
                                                     8,100                 2,025
   December                                         42,479                 3,539
 Options                                           610,000                 3,314
 Time vested restricted stock                      368,088               271,790
 Performance based restricted stock              1,210,738                 9,939
                                                ----------            ----------
 Shares of Common Stock outstanding
   at December 31, 2000                         65,682,001            64,589,637
                                                ==========            ==========

 Income from continuing operations                                                         122,000,000
                                                                                           -----------
 Weighted averages shares outstanding                                                       64,589,637
 Diluted earnings per share                                                                       1.89

 Net income                                                                                122,000,000
                                                                                           -----------
 Weighted averages shares outstanding                                                       64,589,637
 Diluted earnings per share                                                                       1.89